-------------------------------------------------------------------------------

                          ENBRIDGE ENERGY COMPANY, INC.
                   (FORMERLY LAKEHEAD PIPELINE COMPANY, INC.)
             (A WHOLLY OWNED SUBSIDIARY OF ENBRIDGE PIPELINES INC.)
             CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION

----------------------------------------------------------------------------------------------------------------------

(unaudited, except for December 31, 2000; dollars in millions)
----------------------------------------------------------------------------------------------------------------------

                                                                                September 30,         December 31,
                                                                                         2001                 2000
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets
   Cash and cash equivalents                                                        $    4.5             $    2.0
   Accounts and notes receivable,
     net of allowance of $4.7 and $0, respectively                                      97.4                 11.9
   Income and other taxes                                                                2.9                  1.6
   Loans to affiliated companies                                                       161.9                109.0
   Other current assets                                                                 26.9                    -
----------------------------------------------------------------------------------------------------------------------

                                                                                       293.6                124.5

Loans to affiliated companies                                                          703.9                718.2
Investment in Master Limited Partnership                                                52.4                 50.5
Investment in Frontier Pipeline Company                                                  7.7                  6.7
Deferred charges and other                                                             258.5                 22.9
Property, plant and equipment, net                                                     450.3                    -
----------------------------------------------------------------------------------------------------------------------

                                                                                    $1,766.4                922.8
======================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
   Accounts payable and other                                                       $  124.1             $   11.6
   Loans from affiliated companies                                                     386.7                    -
----------------------------------------------------------------------------------------------------------------------

                                                                                       510.8                 11.6

Long-term debt                                                                         683.6                519.6
Other long-term liabilities                                                              2.3                  7.4
Loan from Enbridge Hungary Liquidity Management, LLC                                    90.0                  -
Deferred income taxes                                                                  184.2                154.0
Minority interest                                                                        0.5                  -
Shareholder's equity (Note 1)                                                          295.0                230.2
----------------------------------------------------------------------------------------------------------------------

                                                                                    $1,766.4                922.8
======================================================================================================================

--------------------------------------------------------------------------------

           NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1. During the first quarter of 2001, the Company adopted Statement of Financial Accounting Standards No. 133 (FAS 133), "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recognized at fair value in the balance sheet and all changes in fair value be recognized currently in earnings or deferred as a component of other comprehensive income, depending on the intended use of the derivative, its resulting designation and its effectiveness.

       The Company has entered into forward foreign exchange contracts to offset the impact on deferred taxes resulting from movements in the US/Canada exchange rate arising from Canadian dollar debt issued by a subsidiary. The average remaining term of these contracts is 3.2 years. If held to maturity, a gain of $2.5 million will be realized on these foreign exchange contracts. Under the new financial instrument disclosure, FAS 133, the change in fair market value of these forward foreign exchange contracts must be reported in income. On a quarter to quarter basis the earnings of the Company will fluctuate, as the fair market value of these instruments changes. It should be noted that the sum of the quarterly changes in fair market value will aggregate to the $2.5 million noted above. The Company does not intend to settle these foreign exchange contracts prior to maturity.

       The adoption of FAS 133 also resulted in recognition of other comprehensive income of $26.7 million due to the fair value measurement of derivative instruments qualifying for hedge accounting treatment under FAS 133. Other comprehensive income is reflected in Shareholder's Equity on the Consolidated Condensed Statement of Financial Position. The Company enters into a variety of derivative instruments to manage market risks associated with certain energy commodities, interest rates, and foreign exchange. These instruments currently include cross currency swaps, exchange traded commodity futures and interest rate swaps.

   2. On May 11, 2001, the Company acquired all the outstanding shares of Midcoast Energy Resources Inc., a Houston-based energy company, for cash consideration of $361.7 million and the assumption of long-term debt. The acquisition has been accounted for using the purchase method with the results of operations included in the consolidated financial statements from the date of acquisition. Goodwill is being amortized over 30 years.

       Fair Value of Assets Acquired:
         Property, plant and equipment                                  $ 436.9
         Working capital                                                    6.4
         Goodwill                                                         174.3
         Future income taxes                                              (18.4)
         Other non-current assets                                          24.4
                                                                        -------
                                                                          623.6
                                                                        =======
         Purchase Price:
         Cash                                                             357.7
         Long-term debt assumed                                           261.9
         Transaction costs                                                  4.0
                                                                        -------
                                                                          623.6
                                                                        =======